GREAT-WEST FUNDS, INC.

Great-West T. Rowe Price Mid Cap Growth Fund

Institutional Class Ticker: MXYKX

Initial Class Ticker: MXMGX

Class L Ticker: MXTMX

(the “Fund”)

Supplement dated January 10, 2017 to the Prospectus and Summary Prospectus for the Fund, dated April 29, 2016.

Effective immediately, under the “Example” section of the Prospectus and Summary Prospectus, the table on page 1 is hereby deleted in its entirety and replaced with the following table:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$68	$214	$373	$835
Initial Class	$105	$328	$569	$1,259
Class L	$132	$438	$765	$1,692

    This Supplement must be accompanied by or read in conjunction with the current Prospectus dated April 29, 2016.

Please keep this Supplement for future reference.